VOTING AGREEMENT

VOTING AGREEMENT, dated April 17, 2019 (“Agreement”), between the stockholder (“Stockholder”) and investor (“Investor”) identified on the signature page hereto.

This Voting Agreement (“Agreement”) is made and entered into on April 17, 2019 (“Effective Date”), the stockholder (“Stockholder”) and investor (“Investor”) whose names appear on the signature page hereto (“Investor”).

WHEREAS, concurrently herewith, CleanSpark, Inc., a Nevada corporation (“Company”), and the Investor are entering into a Purchase Agreement (“Purchase Agreement”) (capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Purchase Agreement);

WHEREAS, Stockholder beneficially owns the number of shares of Common Stock and Series A Preferred Stock of Company (“Owned Shares”; all such Owned Shares and, together with any shares of which the Stockholder acquires beneficial ownership after the date hereof and prior to the termination hereof, whether by purchase or upon exercise of options, warrants, conversion of other convertible securities or otherwise, are collectively referred to herein as “Covered Shares”); and

WHEREAS, Stockholder acknowledges that Investor is entering into the Purchase Agreement in reliance on the representations, warranties, covenants and other agreements of Stockholder set forth in this Agreement and would not enter into the Purchase Agreement if Stockholder did not enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

1.        Agreement to Vote.

(a)        Prior to termination of this Agreement, Stockholder hereby absolutely, unconditionally and irrevocably agrees that it shall, and shall cause any other holder of record of any Covered Shares to, at any meeting of the stockholders of Company (whether annual or special and whether or not an adjourned or postponed meeting), however called, or in any action by written consent of the stockholders of Company:

(i) when a meeting is held, appear at such meeting or otherwise cause the Covered Shares to be counted as present thereat for the purpose of establishing a quorum; and

(ii) vote (or cause to be voted) in person or by proxy all Covered Shares (A) in favor of Approval of the Purchase Agreement, the transactions contemplated thereby, and the issuance of the Conversion Shares and the Warrant Shares, and (B) against any proposal, action or transaction involving Company, which proposal, action or transaction would impede, frustrate, prevent or materially delay the consummation of the Purchase Agreement, including the sale and issuance of the Preferred Shares or the issuance of Conversion Shares in accordance with the Note and the Certificate of Designation.

(b)        Except as set forth in clause (a) of this Section 1, Stockholder shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the stockholders of the Company.

2.        Termination. This Agreement shall terminate only upon the date on which the Approval is obtained.

3.        Representations and Warranties.

(a)        Representations and Warranties of the Purchaser. Purchaser hereby represents and warrants to Stockholder as follows:

(i) Organization and Authority. Investor is a business company duly formed and validly existing under the laws of its jurisdiction of formation and has all necessary corporate or similar power and authority to enter into, execute and deliver this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized by all requisite corporate or similar action on the part of Investor. This Agreement has been duly executed and delivered by the Investor, and, assuming due authorization, execution and delivery by the other parties hereto, this Agreement is a legal, valid and binding obligation of the Investor, enforceable against it in accordance with its terms.

(ii) Consents; No Conflicts. Except for the applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the U.S. Securities and Exchange Commission thereunder (the “Exchange Act”), the execution, delivery and performance by the Investor of this Agreement do not and will not (A) require any consent, approval, authorization or other order of, action by, filing with, or notification to, any governmental authority, (B) violate, conflict with or result in the breach of any provision of the organizational documents of the Investor, (C) conflict with or violate any law or governmental order applicable to the Investor or its assets, properties or businesses or (D) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Investor is a party, except, in the case of clauses (C) and (D), as would not materially and adversely affect the ability of the Investor to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.

(b)        Representations and Warranties of Stockholder. Stockholder represents and warrants to the Investor as follows:

(i) Ownership of Securities. As of the date of this Agreement, Stockholder is the record and/or beneficial owner of, and has sole voting power and sole power of disposition with respect to the Owned Shares free and clear of liens, proxies, powers of attorney, voting trusts or agreements (other than any Lien or proxy created by this Agreement or pursuant to any pledge in existence as of the date hereof, which would not materially and adversely affect the ability of Stockholder to carry out Stockholder’s obligations under, and to consummate the transactions contemplated by, this Agreement). As used in this Agreement, the terms “beneficial owner”, “beneficial ownership”, “beneficially owns” or “owns beneficially”, with respect to any securities, refer to the beneficial ownership of such securities as determined under Rule 13d-3(a) of the Exchange Act.

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(ii) Organization and Authority. Stockholder is an individual or an entity duly incorporated and validly existing under the laws of the jurisdiction of its formation, and has all necessary corporate power and authority to enter into, execute and deliver this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Stockholder, the performance by the Stockholder of its obligations hereunder and the consummation by Stockholder of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Stockholder. This Agreement has been duly executed and delivered by Stockholder, and, assuming due authorization, execution and delivery by the other parties hereto, this Agreement is a legal, valid and binding obligation of Stockholder, enforceable against it in accordance with its terms.

(iii) Consents; No Conflicts. Except for the applicable requirements of the Exchange Act, the execution, delivery and performance by Stockholder of this Agreement do not and will not (A) conflict with or violate its organizational documents, (B) require any consent, approval, authorization or other order of, action by, filing with, or notification to, any governmental authority, (C) conflict with or violate any law or governmental order applicable to Stockholder or Stockholder’s assets, properties or businesses or (D) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Stockholder is a party, except, in the case of clauses (C) and (D), as would not materially and adversely affect the ability of the Stockholder to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.

4.        No Restriction on Transfer. For the avoidance of doubt, Stockholder may transfer Owned Shares from time to time during the term of this Agreement only if the transferee first agrees in writing to be bound by the terms of this Agreement and vote all shares of Company beneficially owned or controlled by the transferee in accordance with Section 1 hereof.

5.        Further Assurances. From time to time, at another party’s request and without further consideration, each party hereto shall take such reasonable further action as may reasonably be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

6.        Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

7.        Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

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8.        Entire Agreement; Assignment. This Agreement (a) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise.

9.        Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties hereto shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

10.        Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the state of Company’s incorporation.

11.        Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

12.        Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

13.        Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first written above.

Stockholder:

__________________________

Name: _____________________

Number of Shares of Common Stock: _____________________

Number of Shares of Series A Preferred Stock: _____________________

Investor:

__________________________

By: _______________________

Name: _____________________

Title: ______________________

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